SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K/A


                             AMENDMENT TO REPORT


                     Pursuant to Section 13 or 15 (d) of
                     The Securities Exchange Act of 1934


                        Date of Report:  May 8, 1995






                    LEE ENTERPRISES, INCORPORATED
          (Exact name of registrant as specified in its charter)

        Delaware                1-6227        42-0823980
(State of other jurisdiction  (Commission     (IRS Employer
 of incorporation)            File Number)    Identification No.)


215 N. Main Street, Davenport, Iowa                 52801-1924
(Address of principal executive offices)              Zip Code


                        (319) 383-2100
          (Registrant's telephone number, including area code)


                               AMENDMENT NO. 1

          The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its March 31, 1995 current report on Form 8-K as set forth in the pages attached hereto:

(List all such items, financial statements, exhibits or other portions amended)

                               ITEM 7 A and B


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LEE ENTERPRISES, INCORPORATED
                                              (Registrant)

                                  By /s/ G. C. Wahlig
                                     G. C. Wahlig       Chief Accounting
                                                        Officer

Date         May 8, 1995

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

                (a)  Financial statements of the business acquired:
          Journal-Star Printing Co.

Financial statements and independent
auditors' report on the financial
statements of Journal-Star Printing Co.
as of September 30, 1994 and for the
year then ended.


Unaudited financial statements of Journal-Star
Printing Co. as of March 31, 1995 and for the six months ended March 31, 1994 and 1995.

                (b) Pro forma financial information of Lee Enterprises, Incorporated and subsidiaries.

Unaudited pro forma consolidated
statements of income for the year ended
September 30, 1994 and for the six months ended March 31, 1994 and 1995.

                        Independent Auditor's Report


To the Board of Directors
Journal-Star Printing Co.
Lincoln, Nebraska


          We have audited the accompanying consolidated balance sheet of Journal-Star Printing Co. and subsidiary as of September 30, 1994 and the related consolidated statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


          In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Journal-Star Printing Co. and subsidiary as of September 30, 1994, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.









Davenport, Iowa
October 12, 1994

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF INCOME


                                  Year Ended            Six Months
                                 September 30,        Ended March 31,
                                     1994           1994           1995
                                                        (Unaudited)


Operating revenue:
  Newspaper advertising           $22,905,212    $11,208,382   $11,766,502
  Newspaper circulation             8,021,163      4,036,047     4,193,325
  Other                               888,831        438,179       781,468
                                  $31,815,206    $15,682,608   $16,741,295
Operating expenses:
  Compensation costs              $ 9,468,201    $ 4,680,752   $ 4,995,686
  Newsprint and ink                 4,172,772      2,388,576     2,299,994
  Depreciation and amortization       729,944        335,700       468,486
  Other                             8,704,802      4,317,029     5,322,074
                                  $23,075,719    $11,722,057   $13,086,240

          Operating income        $ 8,739,487    $ 3,960,551   $ 3,655,055

Financial income                      535,226        267,892       207,332

          Income before income
          taxes                   $ 9,274,713    $ 4,228,443   $ 3,862,387

Income taxes                        3,560,000      1,691,400     1,510,000

          Net income              $ 5,714,713    $ 2,537,043   $ 2,352,387


Earnings per share, net income    $    952.45    $    422.84   $    392.06


See Notes to Consolidated Financial Statements.

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                         CONSOLIDATED BALANCE SHEETS


                                                                March 31,
                                                September 30,     1995
                                                    1994       (Unaudited)

CURRENT ASSETS
  Cash and cash equivalents                      $ 2,477,026   $   657,026
  U.S. government securities                       5,337,283     9,598,867
  Receivables, primarily trade, less allowance
    for discounts and doubtful accounts
    March 31, 1995 $410,597; September 30,
    1994 $395,816                                  2,709,419     3,117,615
  Income tax refund claim                                - -       386,000
  Inventories                                        737,390     1,024,822
  Prepaid expenses                                   103,975       190,006
  Deferred income taxes                              266,802       339,273

          Total current assets                   $11,631,895   $15,313,609

LONG-TERM RECEIVABLES AND OTHER ASSETS
  U.S. government securities                     $ 5,326,029   $       - -
  Notes receivable                                     8,955       184,121
  Prepaid pension costs                            4,309,000     4,620,000
  Other                                              101,925       106,106
                                                 $ 9,745,909   $ 4,910,227

PROPERTY AND EQUIPMENT
  Land and improvements                          $   674,122   $   667,730
  Buildings                                        6,094,533     5,754,913
  Equipment                                       14,662,822    13,952,658
                                                 $21,431,477   $20,375,301
  Less accumulated depreciation                   13,472,013    11,449,439
                                                 $ 7,959,464   $ 8,925,862

                                                 $29,337,268   $29,149,698

  LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                               $ 1,137,501   $ 1,084,234
  Accrued expenses                                 1,007,940       934,389
  Dividends payable                                1,470,563       469,034
  Income taxes payable                               375,000           - -
  Unearned income                                  1,484,590     1,617,844

          Total current liabilities              $ 5,475,594   $ 4,105,501

DEFERRED ITEMS
  Income tax credits                             $ 2,214,570   $ 2,431,940
  Retirement plans                                   199,900       175,700
                                                 $ 2,414,470   $ 2,607,640

STOCKHOLDERS' EQUITY
  Common stock, par value $100 per share;
    authorized and issued 6,000 shares           $   600,000   $   600,000
  Additional paid-in capital                         353,354       353,354
  Retained earnings                               20,493,850    21,483,203
                                                 $21,447,204   $22,436,557

                                                 $29,337,268   $29,149,698

See Notes to Consolidated Financial Statements.

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF RETAINED EARNINGS


                                                        Six Months
                                  Year Ended          Ended March 31,
                                 September 30,      1994          1995
                                     1994              (Unaudited)


Balance, beginning                $18,493,700    $18,493,700   $20,493,850
  Net income                        5,714,713      2,537,043     2,352,387
                                  $24,208,413    $21,030,743   $22,846,237
  Cash dividends declared           3,714,563      1,649,092     1,363,034
Balance, ending                   $20,493,850    $19,381,651   $21,483,203


See Notes to Consolidated Financial Statements.

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                    CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                        Six Months
                                  Year Ended          Ended March 31,
                                 September 30,      1994          1995
                                     1994               (Unaudited)

CASH FLOWS FROM OPERATING
  ACTIVITIES:
  Net income                      $ 5,714,713    $ 2,537,043   $ 2,352,387
  Adjustments to reconcile net
    income to net cash provided
    by operating activities:
    Depreciation and amortization     729,944        335,700       468,486
    Change in assets and
      liabilities:
      (Increase) in receivables      (212,534)      (335,207)     (735,879)
      (Increase) in income tax
        refund claim                      - -            - -      (386,000)
      (Increase) decrease in
        inventories                   333,986        239,046      (287,432)
      (Increase) decrease in
        prepaid expenses               49,111        (36,298)      (86,031)
      Increase (decrease) in
        accounts payable and
        accrued expenses              686,315        584,129      (126,818)
      Increase in unearned income      54,012         79,263       133,254
      (Decrease) in income taxes
        payable                       (65,000)       (91,600)     (375,000)
      Deferred items and prepaid
        pension costs                (354,667)      (374,863)     (190,301)
          Net cash provided by
            operating activities  $ 6,935,880    $ 2,937,213   $   766,666

CASH FLOWS FROM INVESTING
  ACTIVITIES:
  Proceeds from sale of U.S.
    government securities         $ 7,411,016    $ 2,946,905   $ 4,774,736
  Purchase of U.S. government
    securities                     (5,597,534)    (3,074,913)   (3,382,608)
  Purchase of property and
    equipment                      (4,342,863)    (1,410,105)   (1,434,884)
  Collection and disbursement of
    notes receivable, net              (4,816)           696      (175,166)
  Other                               139,857        241,782        (4,181)
          Net cash (used in)
            investing activities  $(2,394,340)   $(1,295,635)  $  (222,103)

CASH FLOWS FROM FINANCING
  ACTIVITIES, cash dividends paid $(3,649,028)   $(2,233,043)  $(2,364,563)

          Net increase (decrease)
            in cash and cash
            equivalents           $   892,512    $  (591,465)  $(1,820,000)

Cash and cash equivalents:
  Beginning                         1,584,514      1,584,514     2,477,026

  Ending                          $ 2,477,026    $   993,049   $   657,026


See Notes to Consolidated Financial Statements.

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     March 31, 1994 and 1995 (Unaudited)



Note 1. Significant Accounting Policies

        Principles of consolidation:

          The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Plattsmouth Journal Company. All material intercompany items and transactions have been eliminated in consolidation.

        Securities:

          Securities are carried at amortized cost which approximates market value.

        Inventories:

          Inventories consist of newsprint, printing plates and ink and are valued at the lower of cost or market. The cost of newsprint is determined by the last-in, first-out method while the cost of printing plates and ink is determined by the first-in, first-out method. The use of the last-in, first-out method of determining the cost of newsprint inventories had the effect of decreasing these inventories by approximately $306,000 as of September 30, 1994, $362,000 as of March 31, 1994, and $435,090
          as of March 31, 1995, as compared to what they would have been under the first-in, first-out method.

        Property and equipment:

          Property and equipment is carried at cost. Depreciation is computed primarily by the straight-line method over the following useful lives:

                                          Years

            Land improvements             10-15
            Buildings                     10-50
            Equipment                      3-20

          Depreciation for the year ended September 30, 1994 and the six months ended March 31, 1994 and 1995 totaled $729,944, $335,700, and $468,486, respectively.

        Income taxes:

          Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. The Company's temporary differences related primarily to the allowance for doubtful accounts, property and equipment, pension costs, and certain accrued expenses.

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     March 31, 1994 and 1995 (Unaudited)



          Cash and cash equivalents:

            For purposes of reporting cash flows, the Company considers agreements under repurchase agreements to be cash equivalents. Securities under repurchase agreements totaled $2,200,000, none, and $450,000 as of September 30, 1994 and March 31, 1994 and 1995, respectively.

          Unaudited financial information:

            The unaudited information furnished reflects all adjustments, consisting of normal recurring accruals, which are, in the opinion of management, necessary to a fair presentation of the financial position as of March 31, 1995 and the results of operations and cash flows for the six-month periods ended March 31, 1994 and 1995. The results of the six-month periods are not necessarily indicative of the results of the Company which may be expected for the entire year.


Note 2. Nature of Business and Transactions with Affiliates

        Prior to March 31, 1995, Lee Enterprises, Incorporated and Journal Limited Partnership owned 49.75% and 50.25%, respectively, of the Company's outstanding stock. On March 31, 1995 Lee Enterprises, Incorporated became the 100% owner by acquiring the remaining 50.25% interest from Journal Limited Partnership.

        The Company owns and operates two daily newspapers (Monday through Friday), a combined holiday, Saturday and Sunday newspaper and a weekly free distribution publication in Lincoln, Nebraska. The Company's subsidiary owns and operates a weekly newspaper in Plattsmouth, Nebraska. The Company had historically contracted the services of Lee Enterprises, Incorporated to furnish the editorial news content of the daily Lincoln Star newspaper and the services of Journal Limited Partnership to furnish such content for the daily Lincoln Journal. Both Lee Enterprises, Incorporated and Journal Limited Partnership provided editorial content to the Saturday and Sunday Lincoln - Journal-Star newspaper. The cost of such services included in operating expenses is as follows:

                                   Year Ended           Six Months
                                  September 30,       Ended March 31,
                                      1994            1994        1995
                                                        (Unaudited)

          Compensation costs         $2,814,124    $1,428,771  $1,339,423
          Other                       1,804,625       891,601   1,053,223
                  Total editorial
                  fixed fees and
                  reimbursed costs   $4,618,749    $2,320,372  $2,392,646

        On March 31, 1995 the Company terminated the editorial contract with Journal Limited Partnership with a lump sum settlement payment of $750,000.

        The above editorial costs include contractual editorial company fixed fees paid to Journal Limited Partnership in the amounts of $788,617, $307,610 and $405,025 and to Lee Enterprises,
        Incorporated in the amounts of $749,187, $293,117 and $384,774 for the year ended September 30, 1994 and the six months ended
        March 31, 1994 and 1995, respectively.

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     March 31, 1994 and 1995 (Unaudited)



        Lee Enterprises, Incorporated has also been engaged to provide the Company with certain consultative, managerial and special services. The cost of these services amounted to $127,088, $59,669, and $63,419 for the year ended September 30, 1994 and the six months ended March 31, 1994 and 1995, respectively.

Note 3. Pension and Savings Plan

        The Company has a defined benefit pension plan covering substantially all of its full-time employees, and those part-time employees eligible under ERISA guidelines, after attainment of defined age and service requirements. The benefits are based on the employee's years of service and compensation. The Company's funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The following table sets forth the plan's funded status and the amounts recognized in the accompanying consolidated statements as of and for the year ended September 30, 1994.

          Actuarial present value of benefit obligation:
            Vested benefits                                    $ 5,414,000
            Unvested benefits                                      190,000
                  Accumulated benefit obligation               $ 5,604,000
          Projected benefit obligation for services
            rendered to date                                   $ 7,069,000
          Plan assets at fair value, primarily listed
            stocks and units in a fixed income common
            trust fund                                          12,411,000
          Plan assets in excess of projected benefit
            obligation                                         $ 5,342,000
          Unrecognized net gain from past experience
            different from that assumed                             43,000
          Unrecognized prior service costs                         (82,000)
          Unrecognized transition gain as of October 1,
            1985 being recognized over 15 years                   (994,000)
                  Prepaid pension costs                        $ 4,309,000

          Net pension (credit) includes the following
            components:
            Service cost - benefits earned during the period   $   304,000
            Interest cost on projected benefit obligation          532,000
            Actual loss on plan assets                             126,000
            Net amortization and deferrals                      (1,563,000)
                                                               $  (601,000)

        The weighted average discount rate was 8.0%, the rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation was 4.5% and the expected long-term rate of return on assets was 10%.

        The Plan has been amended to conform with the provisions set forth in the Tax Reform Act of 1986 and subsequent legislation through September 30, 1994.

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     March 31, 1994 and 1995 (Unaudited)



        The Company also has a defined contribution pension plan, which is qualified under Section 401(k) of the Internal Revenue Code, covering substantially all of its full-time employees. The Company matches participant contributions on a dollar-for-dollar basis up to a maximum of 5% of the participant's salary. The assets of the plan are maintained in a commingled trust fund under a common trust agreement. Company contributions to the plan for the year ended September 30, 1994 and the six months ended
        March 31, 1994 and 1995 were approximately $287,000, $143,000 and $152,000, respectively.

Note 4. Income Tax Matters

        Federal and state income taxes consist of the following:

                                                        Six Months
                                Year Ended            Ended March 31,
                               September 30,        1994          1995
                                   1994                (Unaudited)

        Federal income taxes
          paid or payable for
          the current year       $2,736,934      $1,437,671    $1,128,242
        State income taxes
          paid or payable for
          the current year          675,833         253,729       236,859
        Net (decrease) in
          deferred investment
          tax credit                 (8,742)            - -           - -
        Net increase in
          deferred income tax
          credits                   155,975             - -       144,899
                                 $3,560,000      $1,691,400    $1,510,000

        Cash payments for income taxes for the year ended September 30, 1994 and the six months ended March 31, 1994 and 1995 were $3,478,000, $1,783,000, and $2,126,000, respectively.

        Income tax expense for the year ended September 30, 1994 and the six months ended March 31, 1994 and 1995 differs from the amount computed by applying the statutory U.S. federal income tax rates to income before income taxes. The reasons for these differences are as follows:

                                                        Six Months
                                  Year Ended          Ended March 31,
                                 September 30,      1994          1995
                                     1994              (Unaudited)


        Computed "expected" income
          tax expense                 35.0%         35.0%         35.0%
        State income taxes, net
          of federal income tax
          benefit                      5.2           4.4           4.3
        Benefit of income taxed at
          lower rates                 (1.0)         (1.0)         (1.0)
        Investment tax (credits)       (.1)          - -           - -
        Other, net                     (.1)          1.6            .7
            Effective tax rate        39.0%         40.0%         39.0%

                          JOURNAL-STAR PRINTING CO.
                               AND SUBSIDIARY

                 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     March 31, 1994 and 1995 (Unaudited)



        The net deferred tax liability as of September 30, 1994 and March 31, 1994 and 1995 include the following amounts of deferred tax assets and liabilities:

                                                         March 31,
                                 September 30,      1994          1995
                                     1994              (Unaudited)

          Deferred tax liability    $2,214,570   $2,214,570    $2,431,940
          Deferred tax assets         (266,802)    (266,802)     (339,273)
            Net deferred tax
              liability             $1,947,768   $1,947,768    $2,092,667

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS



The unaudited pro forma condensed consolidated financial statements presented on the following pages are based on the historical financial statements of the Company and reflect the pro forma effects of the acquisition of the remaining 50.25% of the outstanding common stock of Journal-Star Printing Co. (JSPC) and the issuance of 1,646,643 shares of its common stock, as described in the accompanying notes.

For purposes of the pro forma statements, the purchase price of the assets of JSPC has been allocated to the acquired net assets based on information currently available with regard to the values of such net assets. Pro forma adjustments have been made only for those assets and liabilities which, based solely on preliminary estimates may have fair values significantly different from historical amounts. As such, final adjustments to recorded amounts may differ significantly from the pro forma adjustments presented herein.

The unaudited pro forma consolidated statements of income for the year ended September 30, 1994, and the six months ended March 31, 1994 and 1995 were prepared as if the acquisition had occurred as of the beginning of the respective periods.

These pro forma financial statements are not necessarily indicative of the results of operations that might have occurred had the acquisition taken place at the beginning of the period, or to project the Company's results of operations at any future date or for any future period. The pro forma statements should be read in connection with the notes thereto.

                        LEE ENTERPRISES, INCORPORATED
                              AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                        Year Ended September 30, 1994
                    (In Thousands Except Per Share Data)


                         Historical              Purchase
                            Lee                 Accounting
                        Enterprises,            Adjustments
                        Incorporated    JSPC       JSPC          Pro Forma

Operating revenue:
  Newspaper:
    Advertising           $134,322    $ 22,905   $    - -        $157,227
    Circulation             66,302       8,021        - -          74,323
    Other                   40,408         889     (2,216) <F1>    39,081
  Broadcasting              90,000         - -        - -          90,000
  Media products and
    services                61,357         - -        - -          61,357
  Equity in net income of
    associated companies    10,162         - -     (2,843) <F2>     7,319
                          $402,551    $ 31,815   $ (5,059)       $429,307

Operating expenses:
  Compensation costs      $138,486    $  9,468   $ (1,234) <F1>  $147,020
                                                      300  <F3>
  Newsprint and ink         21,744       4,173        - -          25,917
  Depreciation              10,916         730        - -          11,646
  Amortization of
    intangibles             12,580         - -      1,793  <F4>    14,373
  Other                    123,348       8,705       (982) <F1>   130,282
                                                     (789) <F5>
                          $307,074    $ 23,076   $   (912)       $329,238

        Operating income  $ 95,477    $  8,739   $ (4,147)       $100,069

Financial (income)
  expense:
  Interest expense        $ 13,576    $    - -   $    - -        $ 13,576
  Financial (income)        (2,984)       (536)       - -          (3,520)
                          $ 10,592    $   (536)  $    - -        $ 10,056

        Income before
          taxes on
          income          $ 84,885    $  9,275   $ (4,147)       $ 90,013

Income taxes                34,031       3,560       (244) <F6>    37,347

        Net income        $ 50,854    $  5,715   $ (3,903)       $ 52,666

Weighted average number
  of shares                 23,425                  1,647  <F8>    25,072

Earnings per share        $   2.17                               $   2.10


See Notes to Unaudited Pro Forma Consolidated Statements of Income.

                        LEE ENTERPRISES, INCORPORATED
                              AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                       Six Months Ended March 31, 1994
                    (In Thousands Except Per Share Data)


                         Historical              Purchase
                            Lee                 Accounting
                        Enterprises,            Adjustments
                        Incorporated    JSPC       JSPC          Pro Forma

Operating revenue:
  Newspaper:
    Advertising           $ 65,202    $ 11,209   $    - -        $ 76,411
    Circulation             32,848       4,036        - -          36,884
    Other                   19,361         438     (1,105) <F1>    18,694
  Broadcasting              43,827         - -        - -          43,827
  Media products and
    services                31,072         - -        - -          31,072
  Equity in net income of
    associated companies     4,700         - -     (1,262) <F2>     3,438
                          $197,010    $ 15,683   $ (2,367)       $210,326

Operating expenses:
  Compensation costs      $ 68,609    $  4,681   $   (626) <F1>  $ 72,814
                                                      150  <F3>
  Newsprint and ink         10,715       2,388        - -          13,103
  Depreciation               5,332         336        - -           5,668
  Amortization of
    intangibles              6,333         - -        897  <F4>     7,230
  Other                     61,528       4,317       (479) <F1>    65,059
                                                     (307) <F5>
                          $152,517    $ 11,722   $   (365)       $163,874

        Operating income  $ 44,493    $  3,961   $ (2,002)       $ 46,452

Financial (income)
  expense:
  Interest expense        $  7,095    $    - -   $    - -        $  7,095
  Financial (income)        (1,249)       (267)       - -          (1,516)
                          $  5,846    $   (267)  $    - -        $  5,579

        Income before
          taxes on
          income          $ 38,647    $  4,228   $ (2,002)       $ 40,873

Income taxes                15,766       1,691       (149) <F6>    17,308

        Net income        $ 22,881    $  2,537   $ (1,853)       $ 23,565

Weighted average number
  of shares                 23,461                  1,647  <F8>    25,108

Earnings per share        $    .98                               $    .94


See Notes to Unaudited Pro Forma Consolidated Statements of Income.

                        LEE ENTERPRISES, INCORPORATED
                              AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                       Six Months Ended March 31, 1995
                    (In Thousands Except Per Share Data)


                         Historical              Purchase
                            Lee                 Accounting
                        Enterprises,            Adjustments
                        Incorporated    JSPC       JSPC          Pro Forma

Operating revenue:
  Newspaper:
    Advertising           $ 69,663    $ 11,767   $    - -        $ 81,430
    Circulation             33,945       4,193        - -          38,138
    Other                   23,895         781     (1,131) <F1>    23,545
  Broadcasting              51,068         - -        - -          51,068
  Media products and
    services                28,512         - -        - -          28,512
  Equity in net income of
    associated companies     4,646         - -     (1,170) <F2>     3,476
                          $211,729    $ 16,741   $ (2,301)       $226,169

Operating expenses:
  Compensation costs      $ 71,984    $  4,996   $   (628) <F1>  $ 76,502
                                                      150  <F3>
  Newsprint and ink         13,143       2,300        - -          15,443
  Depreciation               5,820         468        - -           6,288
  Amortization of
    intangibles              6,025         - -        897  <F4>     6,922
  Other                     65,324       5,322       (503) <F1>    68,130
                                                     (405) <F5>
                                                   (1,608) <F7>
                          $162,296    $ 13,086   $ (2,097)       $173,285

        Operating income  $ 49,433    $  3,655   $   (204)       $ 52,884

Financial (income)
  expense:
  Interest expense        $  5,920    $    - -   $    - -        $  5,920
  Financial (income)        (1,433)       (207)       - -          (1,640)
                          $  4,487    $   (207)  $    - -        $  4,280

        Income before
          taxes on
          income          $ 44,946    $  3,862   $   (204)       $ 48,604

Income taxes                17,004       1,510        530  <F6>    19,882
                                                      838  <F7>

        Net income        $ 27,942    $  2,352   $ (1,572)       $ 28,722

Weighted average number
  of shares                 22,760                  1,647  <F8>    24,407

Earnings per share        $   1.23                               $   1.18


See Notes to Unaudited Pro Forma Consolidated Statements of Income.

                        LEE ENTERPRISES, INCORPORATED

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                               (In Thousands)


                                        Year Ended     Six Month Period
                                       September 30,    Ended March 31,
                                            1994        1994       1995

<F1>  Eliminate the intercompany
        management editorial and
        consulting fees:
        Net decrease in other
          newspaper revenue                $ (2,216)  $ (1,105)  $ (1,131)
        Net decrease in compensation
          costs                            $ (1,234)  $   (626)  $   (628)
        Net decrease in other operating
          expenses                         $   (982)  $   (479)  $   (503)

<F2>  Eliminate the equity in net
        income of associated companies     $ (2,843)  $ (1,262)  $ (1,170)

<F3>  Reduction in pension credit from
        overfunded pension plan as a
        result of purchase accounting
        adjustments                        $    300   $    150   $    150

<F4>  Record amortization of intangibles
        as follows:
        $11,600 of identified intangibles
          amortized over 15 years          $    773   $    387   $    387

        $40,805 of goodwill amortized
          over 40 years                       1,020        510        510
                                           $  1,793   $    897   $    897

<F5>  Reduction in fixed cost related to
        the cancellation of the Journal
        Limited Partnership editorial
        contract                           $   (789)  $   (307)  $   (405)

<F6>  Adjust income taxes:
        Purchase accounting adjustments
          pretax (loss)                    $ (4,147)  $ (2,002)  $   (204)
        Goodwill amortization                 1,020        510        510
        Equity in net income of associated
          companies                           2,843      1,262      1,170
          Taxable income (loss)            $   (284)  $   (230)  $  1,476

        Tax effect at 39.5%                $   (112)  $    (91)  $    583
        Eliminate taxes on equity in net
          income of affiliated companies       (225)      (100)       (92)
        Increase in incremental tax rate
          on JSPC's historical operations        93         42         39
                                           $   (244)  $   (149)  $    530

                        LEE ENTERPRISES, INCORPORATED

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                               (In Thousands)



                                                                Six Month
                                                              Period Ended
                                                                March 31,
                                                                  1995
<F7>  Eliminate the nonrecurring charges
        directly attributable to the
        transaction:
        Payment for termination of the
          editorial contract                                     $   (750)
        Employee termination, relocation
          and reorganization payments
          related to the 49.75% ownership
          interest                                                   (858)
                                                                 $ (1,608)

      Reduction of deferred income taxes
        related to the undistributed income
        of the 49.75% interest in JSPC.                          $    838

      Nonrecurring charge and the related
        tax effects which result directly
        from the transaction and are
        included in the Company's net
        income are as follows:
        49.75% of the contract termination,
          termination, relocation and
          reorganization payments, net of
          related tax benefits                                   $   (745)
        Reduction of deferred income taxes
          related to the undistributed
          income of the 49.75% interest
          in JSPC.                                                    838

            Increase in net income                               $     93

<F8>  Issuance of additional common stock in connection with the purchase.